SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 30, 1998





                             PS BUSINESS PARKS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


      California                       1-10709                       95-4300881
      ----------                       -------                       ----------
(State or Other Jurisdiction     (Commission File Number)        I.R.S. Employer
     of Incorporation)                                    Identification Number)


               701 Western Avenue, Glendale, California 91201-2397
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (818) 244-8080
                                                           ---------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

          During the period June 11, 1998 through September 30, 1998, PS Business Parks, Inc. (the "Company" or "PSB"), through its consolidated partnerships, acquired 4 commercial properties located in Virginia and Maryland, containing approximately 468,000 net rentable square feet, and approximately 7.2 acres of vacant land in Texas at an aggregate purchase price of approximately $38.6 million. The Company is not affiliated with the sellers and the purchase price was established through arm's length negotiation. The Company obtained the funds to acquire the facilities from its equity offerings in May,1998.

          The following table provides certain information concerning the facilities acquired:

                                                 Date of                          Purchase     Net Rentable     Occupancy at
            Name and Location       Seller       Acquisition  Property Type        Price     Square Footage      Closing
            ----------------------------------------------------------------------------------------------------------------
            Northpointe D         D&R Immobilien    6/11/98    Industrial &
            Sterling, Virginia    Verwaltung                   Office            $3,577,000(1)     47,200           100%
                                  GMBH & Co.
                                  Holding KG

            Northpointe G         D&R Immobilien    6/11/98    Industrial &
            Sterling, Virginia    Verwaltung                   Office             3,746,000(2)     48,900           100%
                                  GMBH & Co.
                                  Holding KG

            Gunston               First and         6/17/98    Industrial &
            Lorton, Virginia      Second Gunston               Office            21,820,000(3)    246,500            94%
                                  L.P.

            Spectrum 95           8700 SD
            Landover, Maryland    Corporation       9/30/98    Industrial &
                                                               Office             8,473,000(4)    125,500            98%
                                                                                --------------   ----------        --------

            Subtotal -
            operating facilities                                                 37,616,000       468,100            96%


            Vacant land -          Pequot, L.C.     9/28/98
               Irving, Texas
               (approx. 7.2 acres)                                                  996,000             -
                                                                                --------------   ----------

            Totals                                                              $38,612,000      468,100
                                                                                ==============   ==========
            --------------------
           Notes to Purchase Price:

          (1) Acquired for cash of $1,764,000, the assumption of an existing mortgage payable of $1,714,000 and the issuance of 4,332 OP Units having a value of $99,000.
          (2) Acquired for cash of $1,678,000, the assumption of an existing mortgage payable of $1,964,000 and the issuance of 4,550 OP Units having a value of $104,000.
          (3) Acquired for cash of $10,049,000 and the assumption of an existing mortgage payable of $11,771,000.
          (4) Acquired for cash of 8,317,000 and the issuance of 6,540 OP Units having a value of $156,000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)(3) Financial Statements specified by Rule 3.14 of Regulation S-X

                 Northpointe D and G Properties

                 *  Report of Independent Auditors

                 * Combined Statements of Revenues and Certain Expenses for the six months ended June 30, 1998 (unaudited) and for the year ended December 31, 1997

                 *  Notes to Combined Statements of Revenues and Certain
                    Expenses

                 The Gunston Property

                 *  Report of Independent Auditors

                 * Statements of Revenues and Certain Expenses for the six months ended June 30, 1998 (unaudited) and for the year ended December 31, 1997

                 *  Notes to Statements of Revenues and Certain Expenses

                 The Spectrum 95 Property

                 *  Report of Independent Auditors

                 * Statements of Revenues and Certain Operating Expenses for the six months ended June 30, 1998 (unaudited) and for the year ended December 31, 1997

                 *  Notes  to Statements  of  Revenues  and  Certain  Operating
                    Expenses

          (b)    Pro forma Consolidated Financial Statements

          (c)    Exhibits

                 23. Consent of Independent Auditors

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         PS BUSINESS PARKS, INC.


Date:  November 13, 1998                                   By: /s/ Jack Corrigan
                                                              ------------------
                                                                   Jack Corrigan
                                      Vice President and Chief Financial Officer

                         REPORT OF INDEPENDENT AUDITORS
                         ------------------------------



The Board of Directors
of PS Business Parks, Inc.


We have audited the accompanying combined statement of revenues and certain expenses of the Northpointe D and G Properties (as defined in Note 1) ("Statement") for the year ended December 31, 1997. The Statement is the responsibility of the property's management. Our responsibility is to express an opinion on the above mentioned statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.

In our opinion, the Statement presents fairly the combined revenues and certain expenses of the Northpointe D and G Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.




                                                               ERNST & YOUNG LLP



Los Angeles, California
August 26, 1998

                         NORTHPOINTE D and G PROPERTIES

              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES


                                                   Six months      Year ended
                                                 ended June 30,   December 31,
                                                     1998            1997
                                                 --------------   --------------
                                                   (unaudited)

Rental revenues                                      $475,000         $930,000

Certain operating expenses                            (87,000)        (176,000)

Interest expense                                     (161,000)        (228,000)
                                                 --------------   --------------

Rental revenues in excess of certain expenses        $227,000         $526,000
                                                 ==============   ==============


                              See accompany notes
                                       6

                         NORTHPOINTE D and G PROPERTIES

          Notes to Combined Statements of Revenues and Certain Expenses

1.        BACKGROUND AND BASIS OF COMBINATION

          The accompanying combined statements of revenues and certain expenses include the accounts of the Northpointe D and G Properties (Northpointe Properties), located in Virginia and acquired by PS Business Parks, Inc. ("PSB") in June 1998. The combined statements are prepared in order to comply with Rule 3.14 of Regulation S-X of the Securities and Exchange Commission.

          The combined statements of revenue and certain expenses include only the accounts and activity of the Northpointe Properties. Items which are not comparable to the future operations of the Northpointe Properties have been excluded. Such items include depreciation, amortization, management fees, miscellaneous income, and straight line rent adjustments.

          An audited combined statement is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Northpointe Properties are acquired from an unaffiliated party and (ii) based on the investigation of the Northpointe Properties by PSB, management is not aware of any material factors relating to the Northpointe Properties that would cause this financial information not to be necessarily indicative of future operating results other than the factors specifically considered by PSB as described below.

          In the decision to acquire the Northpointe Properties, PSB considered the competition from other commercial property owners, the location, the leases, the rental rates and the occupancy levels of the properties.

          PSB has reviewed the expenses of the Northpointe Properties, including salaries of on-site personnel, utilities, property taxes, supplies, insurance and repairs and maintenance. PSB expects that operating expenses in the future will be consistent with those reported for 1997 and the six months ended June 30, 1998. PSB expects to be able to pass inflationary operating expense increases in future periods through to its tenants.

2.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Revenue Recognition

          The leases of the Northpointe Properties are accounted for as operating leases. Minimum rent revenues are recognized on an accrual basis over the respective lease term. Recoveries from tenants are recognized as income in the period the applicable costs are accrued.

          Use of Estimates

          The preparation of the combined statements of revenues and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ from those estimates.


3.        MORTGAGE DEBT

          The Northpointe Properties provide collateral for mortgage notes with approximate outstanding balances at December 31, 1997 of $1,735,000 and $1,984,000. The mortgage notes bear interest at 8.0% and 8.5%, respectively with due dates of April 2003 and July 2007, respectively.

4.       PROPERTY RENTALS

          Future minimum rental revenues under non-cancelable leases as of December 31, 1997 are as follows:

             1998............................................... $    821,000
             1999...............................................      816,000
             2000...............................................      807,000
             2001...............................................      766,000
             2002...............................................      380,000
             Thereafter.........................................    1,197,000
                                                                 -------------
                                                                 $  4,787,000
                                                                 =============

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors
of PS Business Parks, Inc.

We have audited the accompanying statement of revenues and certain expenses of the Gunston Property (as defined in Note 1) ("Statement") for the year ended December 31, 1997. The Statement is the responsibility of the property's management. Our responsibility is to express an opinion on the above mentioned statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.

In our opinion, the Statement presents fairly the revenues and certain expenses of the Gunston Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                               ERNST & YOUNG LLP

Los Angeles, California
August 6, 1998

                              THE GUNSTON PROPERTY

                   Statements of Revenues and Certain Expenses



                                          Six months ended         Year ended
                                            June 30, 1998      December 31, 1997
                                           -----------------   -----------------
                                              (Unaudited)

Rental revenues                               $1,215,000       $  2,299,000
Certain operating expenses                      (135,000)          (383,000)
Interest expense                                (456,000)          (951,000)
                                              ------------    ------------------
Rental revenues in excess of certain expenses $  624,000        $   965,000
                                              ============    ==================


                               See accompany notes
                                       10

                              THE GUNSTON PROPERTY

              Notes to Statements of Revenues and Certain Expenses


1.        BACKGROUND AND BASIS FOR PRESENTATION

          The accompanying statements of revenues and certain expenses include the accounts of the Gunston Property, located in Virginia and acquired by PS Business Parks, Inc. ("PSB") in June 1998. The statements are prepared in order to comply with Rule 3.14 of Regulation S-X of the Securities and Exchange Commission.

          The statements of revenue and certain expenses include only the accounts and activity of the Gunston Property. Items which are not comparable to the future operations of the Gunston Property have been excluded. Such items include depreciation, amortization, management fees, miscellaneous income and straight line rent adjustments.

          An audited statement is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Gunston Property is acquired from an unaffiliated party and (ii) based on the investigation of the Gunston Property by PSB, management is not aware of any material factors relating to the Gunston Property that would cause this financial information not to be necessarily indicative of future operating results other than the factors specifically considered by PSB as described below.

          In the decision to acquire the Gunston Property, PSB considered the competition from other commercial property owners, the location, the leases, the rental rates and the occupancy level of the property.

          PSB has reviewed the expenses of the Gunston Property, including salaries of on-site personnel, utilities, property taxes, supplies, insurance and repairs and maintenance. PSB expects that certain expenses will be approximately $100,000 (unaudited) per annum higher in the future than amounts incurred under the 1997 ownership structure of the prior owner ($50,000 higher than the amounts reported for the six months ended June 30, 1998). PSB expects to be able to pass inflationary operating expense increases in future periods through to its tenants.

2.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Revenues Recognition

          The Gunston Property leases are accounted for as operating leases. Minimum rent revenues are recognized on an accrual basis over the respective lease term. Recoveries from tenants are recognized as income in the period the applicable costs are accrued.

          Use of Estimates

          The preparation of the statements of revenues and certain operating expenses in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting periods. Actual results could differ from those estimates.


3.        MORTGAGE DEBT

          The Gunston Property provides collateral for a mortgage note with an approximate outstanding balance at December 31, 1997 of $12,110,000. The mortgage note bears interest at 7.625% and is due May 2004.

4.        PROPERTY RENTALS

          Future minimum rental revenues under non-cancelable leases as of December 31, 1997 are as follows:

            1998............................................... $  2,263,000
            1999...............................................    1,927,000
            2000...............................................    1,240,000
            2001...............................................    1,148,000
            2002...............................................      864,000
            Thereafter.........................................       13,000
                                                                -------------
                                                                $  7,455,000
                                                                =============


5.        RELATED PARTY

          Fredericks Construction Co. Inc., an affiliate of the Seller, occupied a rent-free space in the business park.

                         REPORT OF INDEPENDENT AUDITORS




To the Board of Directors
of PS Business Parks, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of the Spectrum 95 Property (as defined in Note 1) ("Statement") for the year ended December 31, 1997. The Statement is the responsibility of the property's management. Our responsibility is to express an opinion on the above mentioned statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.

In our opinion, the Statement presents fairly the revenues and certain operating expenses of the Spectrum 95 Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.





                                                               ERNST & YOUNG LLP





Los Angeles, California
September 21, 1998
                                       13

                            THE SPECTRUM 95 PROPERTY


              Statements of Revenues and Certain Operating Expenses


                                                                  Six months ended        Year ended December
                                                                    June 30, 1998              31, 1997
                                                                  ------------------      ------------------
                                                                     (Unaudited)
Rental revenue                                                     $      384,000           $    850,000

Certain operating expenses                                                (96,000)              (183,000)
                                                                  ------------------      ------------------

Excess rental revenues over certain operating expenses             $      288,000           $    667,000
                                                                  ==================      ==================

                                       14

                            THE SPECTRUM 95 PROPERTY

         Notes to Statements of Revenues and Certain Operating Expenses


1.        BACKGROUND AND BASIS OF PRESENTATION

          The accompanying statements of revenues and certain operating expenses include the accounts of the Spectrum 95 Property, located in Maryland and acquired by PS Business Parks, Inc. ("PSB") in September 1998. The statements are prepared in order to comply with Rule 3.14 of Regulation S-X of the Securities and Exchange Commission.

          The statements of revenue and certain operating expenses include only the accounts and activity of the Spectrum 95 Property. Items which are not comparable to the future operations of the Spectrum 95 Property have been excluded. Such items include depreciation, amortization, management fees, miscellaneous income and straight line rent adjustments.

          An audited statement is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Spectrum 95 Property is acquired from an unaffiliated party and (ii) based on the investigation of the Spectrum 95 Property by PSB, management is not aware of any material factors relating to the Spectrum 95 Property that would cause this financial information not to be necessarily indicative of future operating results other than the factors specifically considered by PSB, as described below.

          In the decision to acquire the Spectrum 95 Property, PSB considered the competition from other commercial property owners, the location, the leases, the rental rates and the occupancy level of the property.

          PSB has reviewed the expenses of the Spectrum 95 Property, including salaries of on-site personnel, utilities, property taxes, supplies, insurance and repairs and maintenance. PSB expects that operating expenses in the future will be consistent with those reported for 1997 and the six months ended June 30, 1998. PSB expects to be able to pass inflationary operating expense increases in future periods through to its tenants.

2.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Revenue Recognition

          The Spectrum 95 Property leases are accounted for as operating leases. Minimum rent revenues are recognized on an accrual basis over the respective lease term. Recoveries from tenants are recognized as income in the period the applicable costs are accrued.

          Use of Estimates

          The preparation of the statements of revenues and certain operating expenses in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting periods. Actual results could differ from those estimates.

3.        PROPERTY RENTALS

          Future minimum rental revenues under non-cancelable leases as of December 31, 1997 are as follows:

            1998............................................... $    603,000
            1999...............................................      622,000
            2000...............................................      475,000
            2001...............................................      219,000
            2002...............................................      195,000
            Thereafter.........................................      434,000
                                                                -------------
                                                                $  2,548,000
                                                                =============

ITEM 7(B) PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

PS Business Parks, Inc. (the "Company" or "PSB") is the successor to American Office Park Properties, Inc. ("AOPP") and the survivor in the merger (the "Merger") of PSB into Public Storage Properties XI, Inc. ("PSP11") on March 17, 1998. Based upon the terms of the merger (see below), for financial reporting and accounting purposes the merger has been accounted for as a reverse acquisition whereby PSB is deemed to have acquired PSP11. However, PSP11 is the continuing legal entity and registrant for both Securities and Exchange
Commission filing purposes and income tax reporting purposes. All subsequent references to PSB prior to March 17, 1998, refer to AOPP.

The following unaudited pro forma consolidated financial statements were prepared to reflect the acquisition of real estate facilities by PSB through its consolidated partnerships during the period of June 11, 1998 through September 30 1998. During that period, PSB acquired four commercial properties located in Virginia and Maryland, containing approximately 468,000 net rentable square feet, and approximately 7.2 acres of vacant land in Texas for an aggregate cost of approximately $38.6 million. PSB used available cash and proceeds from the issuance of common stock to fund the transactions.

In addition, the pro forma consolidated financial statements reflect the March 17, 1998 Merger, which is described in the Public Storage Properties XI, Inc. Proxy Statement and Prospectus dated February 5, 1998 (the "Proxy Statement"). Pursuant to the Merger:

          *    PSB merged into PSP11.

          * Each outstanding share of PSP11 Common Stock, with the exception of 106,155 shares which elected to receive $20.50 in cash per share, continues to be owned by current holders.

          * Each share of PSP11 Common Stock Series B and each share of PSP11 Common Stock Series C converted into .8641 shares of PSP11 Common Stock.

          * Each share of PSB Common Stock converted into 1.18 shares of PSP11 Common Stock.

          * The surviving corporation in the Merger was renamed PS Business Parks, Inc.

          * Concurrent with the Merger, PSP11 exchanged (the "Exchange") 11 mini-warehouses and two properties that combine mini-warehouse and commercial space for 11 commercial properties owned by Public Storage, Inc. ("PSI").

The Merger has been accounted for as a reverse merger whereby PSB is treated as the accounting acquirer using the purchase method. This has been determined based upon the following:

          * The former shareholders and unitholders of PSB own in excess of 80% of the merged companies.

          * The business focus post Merger will continue to be that of PSB's which includes the acquisition, ownership and management of commercial properties. Prior to the Merger, PSP11's business focus has been primarily on the ownership and operation of its self-storage facilities which represented approximately 81% of its portfolio.

In addition to adjustments to reflect the recently acquired properties and the Merger, pro forma adjustments were made to reflect the following transactions (all share and Operating Partnership unit amounts have been adjusted to reflect the conversion factor of 1.18 pursuant to the Merger):

     1. On April 1, 1997, PSB (through the operating partnership) acquired four commercial properties from PSI in exchange for 1,480,968 OP Units.

     2. On July 31, 1997, PSB acquired two commercial properties from an unaffiliated third party for cash totaling $33,310,000. PSB raised the cash for this acquisition by issuing 2,025,769 shares of PSB Common Stock primarily to PSI for cash totaling $33,800,000.

     3. On September 24, 1997, PSB acquired one commercial property (the "Largo Property") from an unaffiliated third party for an aggregate cost of $10,283,000, consisting of cash of $9,959,000 and the issuance of 14,384 Operating Partnership units ("OP Units") having a value of $324,000.

     4. On December 10, 1997, PSB purchased a commercial property (the "Northpointe Property") for $3,854,000, consisting of cash of $3,554,000 and the issuance of 13,111 OP Units having a value of $300,000.

     5. On December 24, 1997, PSB completed a transaction whereby PSB issued 1,785,007 OP Units and 3,504,758 shares of PSB common stock to a subsidiary of a state pension fund, and the subsidiary of the state pension fund, through a merger and contribution, transferred to PSB six commercial properties (the "Acquiport Properties" - $118,655,000) and $1,000,000 cash. PSB incurred $3,300,000 in transaction costs. On January 9, 1998, the subsidiary of the state pension fund exercised its option to convert its OP Units into shares of PSB common stock on a one-for-one basis.

     6. In January 1998, PSB entered into an agreement with a group of institutional investors under which PSB would issue up to 6,744,074 shares of PSB common stock at $22.88 per share in separate tranches. The first tranche, 2,185,189 shares or $50.0 million, was issued in January 1998. The remainder of the shares ($105 million) was issued on May 6, 1998. The funds were used to finance a portion of the acquisition cost of the Principal Properties.

     7.   On  January  13,  1998,  PSB  purchased  a  commercial  property  (the
          "Ammendale   Property")  for   $22,518,000,   consisting  of  cash  of
          $22,325,000 and the issuance of 8,428 OP Units having a value of $193,000.

     8. In March 1998, PSB purchased two commercial properties (the "March Acquisitions", referred to in the Proxy Statement dated February 5, 1998 as the "Proposed Acquisition Properties") from unaffiliated third parties for an aggregate cost of $32,916,000, composed of $17,377,000 cash, the issuance of 44,250 OP Units having a value of $1,013,000, and the assumption of mortgage notes payable of $14,526,000.

     9. On May 4, 1998, PSB acquired 28 commercial properties (the "Principal Properties") for an aggregate cost of approximately $190.5 million in cash.

     10. In May 1998, PSB completed two common stock offerings, raising net proceeds in aggregate totaling $118.9 million through the issuance of 5,025,800 common shares.

The pro forma consolidated balance sheet at June 30, 1998 has been prepared to reflect the aforementioned acquisition of a commercial property and vacant land which occurred after June 30, 1998.

The pro forma consolidated statement of income for the six months ended June 30, 1998 has been prepared assuming (i) the aforementioned acquisitions of commercial properties and vacant land (ii) the issuance of $155.0 million of PSB Common Stock to institutional investors, (iii) the issuance of $118.9 million of Common Stock to public investors and (iv) the Merger between PSB and PSP11, as if all such transactions were completed at the beginning of fiscal 1998. The operations of all property acquisitions are based on the historical operating results for 1998.

The pro forma consolidated statement of income for the year ended December 31, 1997 has been prepared assuming (i) the aforementioned acquisitions of commercial properties and vacant land (ii) the issuance of $155.0 million of PSB Common Stock to institutional investors, (iii) the issuance of $118.9 million of Common Stock to public investors and (iv) the Merger between PSB and PSP11, as if all such transactions were completed at the beginning of fiscal 1997. The operations of all property acquisitions are based on the historical operating results for 1997.

The pro forma adjustments are based upon available information and upon certain assumptions as set forth in the notes to the pro forma consolidated financial statements that PSP11 and PSB believe are reasonable in the circumstances. The pro forma consolidated financial statements and accompanying notes should be read in conjunction with the historical financial statements of PSP11, PSB, and certain financial information with respect to properties acquired. (SEE "FINANCIAL STATEMENTS -ACQUIRED PROPERTIES, -PSI EXCHANGE PROPERTIES, -BALDON PROPERTIES, -LARGO PROPERTY, -ACQUIPORT PROPERTIES, -PROPOSED ACQUISITION PROPERTIES, -NORTHPOINTE PROPERTY, AND -AMMENDALE PROPERTY INCLUDED IN THE ABOVE REFERENCED PROXY STATEMENT). The following pro forma consolidated financial statements do not purport to represent what PSB's results of operations would actually have been if the transactions in fact had occurred at the beginning of the dates indicated or to project PSB's results of operations for any future date or period.

                             PS BUSINESS PARKS, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  June 30, 1998
                                   (Unaudited)
             (Amounts in thousands, except share and per share data)

                                                                                            Property
                                                                            PSB           Acquisitions            PSB
                                                                       (Historical)         (Note 1)          (Pro Forma)
                                                                       ------------      -------------     ---------------
                                     ASSETS
Cash and cash equivalents                                              $    36,355       $  (9,313)        $    27,042
Real estate facilities, net of accumulated depreciation                    635,498           9,469             644,967
Intangible assets, net of accumulated amortization                           1,733               -               1,733
Other assets                                                                 2,180               -               2,180
                                                                       ------------      -------------     ---------------

     Total assets                                                      $   675,766       $      156        $   675,922
                                                                       ============      =============     ===============
                      LIABILITIES AND SHAREHOLDERS' EQUITY
Accrued and other liabilities                                          $    11,256       $       -         $    11,256
Notes payable                                                               29,890               -              29,890
Minority interest                                                          151,225             156             151,381
Shareholders' equity:
   Common stock, $0.01 par value, 100,000,000 shares
      authorized, 23,635,650 issued and outstanding at June                                      -
      30, 1998                                                                 236                                 236
   Paid-in capital                                                         482,167               -             482,167
   Cumulative net income                                                    14,530               -              14,530
   Cumulative distribution paid                                            (13,538)              -             (13,538)
                                                                       ------------      -------------     ---------------
       Total shareholders' equity                                          483,395               -              483,395
                                                                       ------------      -------------     ---------------
   Total liabilities and shareholders' equity                          $   675,766       $     156         $    675,922
                                                                       ============      =============     ===============

Book value per share of common stock (Note 2)                          $     20.45                         $      20.45
                                                                       ============                        ===============
Shares outstanding                                                      23,635,650                           23,635,650
                                                                       ============                        ===============


         See Accompanying Notes to Pro Forma Consolidated Balance Sheet.

                             PS BUSINESS PARKS, INC.
                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                                  June 30, 1998
                                   (Unaudited)



1.   ACQUISITION OF REAL ESTATE FACILITIES

     On September 28, 1998, PSB purchased vacant land for an aggregate cost of $996,000 in cash.

     On September 30, 1998, PSB acquired the Spectrum 95 Property for an aggregate cost of $8,473,000 consisting of $8,317,000 cash and the issuance of 6,540 OP Units having a value of $156,000.

     The following pro forma adjustments have been made to the pro forma consolidated balance sheet as of June 30, 1998 to reflect the acquisition of the above commercial properties and the related issuance of OP Units:

                                                                                                      (in 000's)
                                                                                                    --------------
     *    Cash and cash  equivalents  has been  decreased  to  reflect  the cash portion  of the  acquisition  cost  of the  properties  purchased,  as follows:
               Vacant land............................................................              $     (996)
               Spectrum 95 Property...................................................                  (8,317)
                                                                                                    --------------
                                                                                                    $   (9,313)
                                                                                                    ==============

     *    Real estate  facilities  has been adjusted to reflect the  acquisition cost of the facilities acquired:
               Vacant land............................................................              $      996
               Spectrum 95 Property...................................................                   8,473
                                                                                                    --------------
                                                                                                    $    9,469
                                                                                                    ==============

     *    Minority  interest has been increased to reflect the issuance of 6,540
          OP Units  in  connection  with  the  acquisition  of the  Spectrum  95
          Property....................................................................                     156
                                                                                                    ==============


2.        BOOK VALUE PER SHARE OF COMMON STOCK

          Book  value  per  share  has  been   determined   by  dividing   total
          shareholders' equity by the outstanding shares of Common Stock. The following summarizes the shares outstanding:

                                                                                                       Common
                                                                                                  shares outstanding
                                                                                                  ------------------
          *    PSB historical shares outstanding at June 30, 1998.....................                23,635,650

                             PS BUSINESS PARKS, INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For the Six Months Ended June 30 1998
                                   (Unaudited)
                  (Amounts in thousands, except per share data)

                                    PSB


                                                                                                           Pro Forma Merger
                                                         Pro Forma Adjustments                               Adjustments
                                                       ---------------------------                          -------------
                                                       Acquisition of                                        Exchange of
                                                      real estate from    Other          PSB                 real estate     PSB
                                           PSB        third parties    adjustments    Pre-Merger    PSP11    facilities  Post-Merger
                                       (Historical)      (Note 1)       (Note 2)     (Pro forma)  Historical)  (Note 4)  (Pro forma)
                                       ------------      --------       --------     ----------- ------------   --------  ----------

REVENUES:
  Rental income:
    Commercial properties                $ 35,824         10,805             -        46,629           232       1,744       48,605
    Mini-warehouse properties                   -              -             -             -         1,280      (1,280)           -
  Facility management fees                    331              -             -           331             -         (99)         232
  Interest and other income                   544              -             -           544             -           -          544
                                         ----------      --------       --------     -----------   ----------    --------  ---------
                                           36,699         10,805             -        47,504         1,512         365       49,381
                                         ----------      --------       --------     -----------   ----------    --------  ---------
EXPENSES:
  Cost of operations:
    Commercial properties                  10,982          3,081             -        14,063            86         666       14,815
    Mini-warehouse properties                   -              -             -             -           434        (434)           -
  Cost of managing facilities                  37              -             -            37             -         (13)          24
  Depreciation and amortization             6,556          3,353             -         9,909           250          68       10,227
  General and administrative                  996              -           150         1,146            36           -        1,182
  Interest expense                          1,069            888          (400)        1,557             -           -        1,557
                                         ----------      --------       --------     -----------   ----------    --------  ---------
                                           19,640          7,322          (250)       26,712           806         287       27,805
                                         ----------      --------       --------     -----------   ----------    --------  ---------
    Income before minority interest in
    income                                 17,059          3,483           250        20,792           706          78       21,576
  Minority interest in income(Note 6)      (5,683)             -           573        (5,110)            -         (25)      (5,135)
                                         ----------      --------       --------     -----------   ----------    --------  ---------


  Net income                             $ 11,376       $  3,483      $    823       $15,682       $   706       $  53     $ 16,441
                                         ==========      ========      =========     ===========   ==========    ========  =========

  Net income per share (Note 3 and 5):
    Basic                                $   0.76                                    $  0.69                                $  0.70
                                         ==========                                  ===========                           =========
    Dilute                               $   0.76                                    $  0.69                                $  0.69
                                         ==========                                  ===========                           =========
  Weighted average shares(Note 3 and 5):
    Basic                                  14,926                                     22,677                                 23,636
                                         ==========                                  ===========                           =========
    Diluted                                14,978                                     22,729                                 23,687
                                         ==========                                  ===========                           =========

     See Accompanying Notes to Pro-Forma Consolidated Statements of Income.
                                       22

                             PS BUSINESS PARKS, INC.

              NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                     For the Six Months Ended June 30, 1998
                                   (Unaudited)



1.        ACQUISITION OF REAL ESTATE FACILITIES
          -------------------------------------

     During 1998, PSB has completed the acquisition of several properties:


     *    On  January  13,  1998,  PSB  purchased  a  commercial  property  (the
          "Ammendale   Property")  for   $22,518,000,   consisting  of  cash  of
          $22,325,000 and the issuance of 8,428 OP units having a value of $193,000.

     * March Acquisition Properties: In March 1998, PSB purchased two commercial properties from unaffiliated third parties for an aggregate cost of $32,916,000 consisting of cash totaling $17,377,000, the issuance of 44,250 OP Units having a value of $1,013,000 and the assumption of $14,526,000 of mortgage debt.

     * On May 4, 1998, PSB acquired the Principal Properties for an aggregate cost of approximately $190.5 million in cash. PSB financed the acquisition costs through the use of available cash, cash proceeds from the issuance of common stock in May 1998, and borrowings from an affiliate.

     * On June 11, 1998, PSB acquired two commercial properties (the "Northpointe Properties") for an aggregate cost of $7,323,000 consisting of $3,442,000 in cash, $3,678,000 in debt assumption and the issuance of 8,882 OP Units having a value of $203,000.

     *    On June 17, 1998,  PSB acquired a commercial  property  (the  "Gunston
          Property")  for  an  aggregate  cost  of  $21,820,000   consisting  of
          $10,049,000 in cash and $11,771,000 in debt assumption.

     * On September 30, 1998, PSB acquired the Spectrum 95 property for an aggregate cost of $8,473,000 consisting of $8,317,000 in cash and the issuance of 6,540 OP Units having a value of $156,000.

     The following pro forma adjustments have been made to reflect the operations of these properties as if such properties had been acquired at the beginning of the year:

                                                                                                      (in 000's)
                                                                                                     ------------

     *    Rental  income  has been  increased  to reflect  the pro forma  rental income of the  properties,  as if these  facilities  were owned by PSB throughout 1998:
          *    Rental income for 1998 for the following properties:
                  Ammendale Property......................................................                1,562
                  March Acquisitions......................................................                2,363
                  Principal Properties....................................................               11,472
                  Northpointe Properties..................................................                  475
                  Gunston Property........................................................                1,215
                  Spectrum 95 Property....................................................                  384
     *    Less:  the portion of rental  income with respect to these  properties
          which has been included in PSB's historical amounts.............................               (6,666)
                                                                                                     ------------
                                                                                                     $   10,805
                                                                                                     ============

                                                                                                      (in 000's)
                                                                                                     ------------
     *    Cost of operations has been increased to reflect the pro forma cost of operations  of  these  properties,  as  if  they  were  owned  by  PSB throughout the entire period presented:
          *    Cost of operations for the entire year's  properties'  historical operations:
                  Ammendale Property......................................................                  379
                  March Acquisitions......................................................                1,085
                  Principal Properties....................................................                3,058
                  Northpointe Properties..................................................                   87
                  Gunston Property........................................................                  135
                  Spectrum 95 Property....................................................                   96
          *    Less:  the portion of cost of  operations  with  respect to these
               properties   which  has  been   included   in  PSB's   historical
               amounts....................................................................               (1,759)
                                                                                                     ------------
                                                                                                        $ 3,081
                                                                                                     ============
          *    Depreciation   has  been   increased   to  reflect   six  months'
               depreciation expense.......................................................              $ 3,353
                                                                                                     ============
          *    Interest  expense has been  increased  to reflect the  historical interest  expense for each of the periods  presented with respect
               to the assumption of mortgage notes payable................................              $   888
                                                                                                     ============

2.        OTHER PRO FORMA ADJUSTMENTS
          ---------------------------

     *    A  pro  forma  adjustment  has  been  made  to  increase  general  and administrative  expense to reflect  additional  costs with  respect to
          payroll as PSB hires acquisition and executive personnel.........................             $   150
                                                                                                     ============
     *    A pro forma  adjustment has been made to decrease  interest expense as if the proceeds from the common stock  offerings were available at the beginning of the period to paydown the borrowings from Public Storage,
          Inc..............................................................................             $  (400)
                                                                                                     ============
     *    A pro forma adjustment has been made to decrease "Minority interest in income" to reflect the  decrease in minority  ownership as a result of the common stock offerings  (representing  the difference  between the pro  forma  amounts  less the  historical  amounts  included  in PSB's
          historical financial statements).................................................             $   573
                                                                                                     ============

3.        NET  INCOME  PER  COMMON  SHARE  (PSB  PRE-MERGER  PRO FORMA) HAS BEEN
          COMPUTED AS FOLLOWS:
          ----------------------------------------------------------------------
          Historical net income..............................................   $ 11,376,000

          Historical weighted average common shares..........................     14,926,093

          Historical net income per common share.............................   $       0.76

          Pro  forma net income..............................................   $ 15,682,000

          Pro  forma weighted average common shares (1)......................     22,676,860

          Pro  forma net income per common share.............................   $       0.69

     ---------------------------------------------------------------------------------------
          (1)
          Historical weighted average shares.................................     14,926,093
          Adjusted for:

               Issuance of common stock in January 1998 to  subsidiary
               of a state pension fund in connection  with  conversion
               of OP Units into common  stock  (1,785,007  shares less
               1,696,250 included in the historical amounts).................         88,757

               Issuance of common stock in January 1998 in  connection
               with the exercise of stock options  (39,023 shares less
               26,735 included in the historical amounts)....................         12,288

               Pro forma  issuance  of common  stock to  institutional
               investors  (6,774,074 shares less 3,217,414 included in
               the historical amounts).......................................      3,556,660

               Pro  forma  issuance  of  common  stock  to the  public
               (5,025,800   shares  less   932,738   included  in  the
               historical amounts)...........................................      4,093,062
                                                                                 ------------

               Total  Pre-Merger  pro forma  weighted  average  shares.......     22,676,860
                                                                                 ============

4.    PRO FORMA MERGER ADJUSTMENTS - EXCHANGE OF PROPERTIES:
      ------------------------------------------------------
     Concurrent  with the Merger,  PSP11  exchanged 11  mini-warehouses  and two
     properties  that  combine   mini-warehouse  and  commercial  space  for  11
     commercial properties owned by PSI.

                                                                                                      (in 000's)
                                                                                                     ------------
          *    Rental  income-  commercial  properties  has  been  increased  to reflect  the rental  income  with  respect  to the 11  commercial properties  received  through the Exchange for the period  before
               the merger and exchange of properties.......................................          $    1,744
                                                                                                     ============

          *    Rental  income-  mini-warehouses  has been decreased to eliminate
               the  rental   income  with  respect  to  the  11   mini-warehouse
               facilities and two  properties  that combine  mini-warehouse  and
               commercial space given up through the Exchange..............................          $   (1,280)
                                                                                                     ============

          *    A pro forma adjustment has been made to facility  management fees to:
               *    eliminate the historical facility management fees related to
                    11  commercial  properties  acquired in the Exchange as such fee will no longer be  charged  to these  properties  as PSB
                    will own them..........................................................          $     (87)
               *    eliminate the historical facility management fees related to the two  commercial  properties  of  PSP11  acquired  in the
                    Merger.................................................................          $     (12)
                                                                                                     ------------
                                                                                                     $     (99)
                                                                                                     ============
          *    A pro forma adjustment has been made to cost of operations to:
               *    eliminate  historical  management fees paid to PSB to manage
                    PSP11's  two  commercial  properties  which are  included in historical  amounts  and as a result of the  Merger  will no
                    longer be incurred.....................................................          $     (12)
               *    reflect  the  cost  of   operations  of  the  11  commercial
                    properties   acquired  in  the  Exchange   (before  cost  of
                    management) for the period before the merger and exchange of
                    properties.............................................................                665
               *    reflect the cost of  management  for PSP11's two  commercial properties and the 11 commercial  properties acquired in the
                    Exchange...............................................................                 13
                                                                                                     ------------
                                                                                                     $     666
                                                                                                     ============
          *    Cost  of  operations-   mini-warehouses  has  been  decreased  to
               eliminate  the  cost  of  operations   with  respect  to  the  11
               mini-warehouse   facilities  and  two  properties   that  combine
               mini-warehouse and commercial space given up through the Exchange...........          $    (434)
                                                                                                     ============

          *    Cost of managing  facilities  has been decreased to eliminate the historical cost of managing the two PSP11  commercial  properties and the 11 commercial  properties acquired in the Exchange,  such
               costs  are   reclassified  to  Cost  of  operations-   commercial
               properties..................................................................          $     (13)
                                                                                                     ============

                                        26

                                                                                                      (in 000's)
                                                                                                     ------------
          *    A pro forma adjustment has been made to depreciation expense to:
               *    Eliminate  the  historical  depreciation  expense of PSP11's
                    facilities.............................................................          $     (248)
               *    Record  depreciation  expense  based on the acquired cost of
                    the  remaining  PSP11  facilities   ($47,553,000  cost,  20%
                    allocated  to  land,   the  remaining   cost   allocated  to
                    buildings, depreciated straight-line over 25 316 years).................         $       68

          *    A pro forma  adjustment  has been made to increase  the  minority interests'  share of  income  based  upon its pro rata  ownership
               interest in the above pro forma adjustments..................................         $      (25)


5.    POST-MERGER PRO FORMA NET INCOME PER SHARE OF COMMON STOCK HAS BEEN COMPUTED AS FOLLOWS:
      ---------------------------------------------------------------------------------------

                                                                                                   SIX MONTHS ENDED
                                                                                                    JUNE 30, 1998
                                                                                                   ----------------

          Post-Merger pro forma net income..................................................         $ 16,441,000

          Post-Merger pro forma weighted average common shares (1)..........................           23,635,650

          Pro forma net income per share of Common Stock....................................             $   0.70
          --------------------------------------------------------------------------------------------------------
          (1)
          Pre-Merger pro forma weighted average shares from Note 3 above....................           22,676,860

          Issuance of common stock to PSP11's Series A common shareholders (1,713,782
          shares less 994,184 shares included in the historical amounts)....................              719,598

          Issuance of common stock to PSP11's Series B and C common shareholders
          (569,655 shares less 330,463 shares included in the historical amounts)...........              239,192
                                                                                                   ----------------

          Post-Merger pro forma weighted average Common Stock common shares.................           23,635,650
                                                                                                   ================

6.   MINORITY INTEREST:
     ------------------

     Minority interest represents ownership interests of OP Units in the consolidated Operating Partnership which are not owned by PSB. The OP Units, subject to certain conditions of the Operating Partnership Agreement, are convertible into Common Shares of PSB on a one-for-one basis. Pro forma weighted average OP Units outstanding during each period owned by minority interests totaled 7,400,951. The following table summarizes the ownership interests:

                                                                                                   SIX MONTHS ENDED
                                                                                                    JUNE 30, 1998
                                                                                                   ----------------
          Pro forma PSB Common Shares outstanding.................................................      23,635,650
          Pro forma OP Units owned by minority interests which are convertible into PSB
           Common Shares..........................................................................       7,400,951
                                                                                                   ----------------
          Total PSB Common Shares outstanding assuming conversion of OP Units.....................      31,036,601
                                                                                                   ================

          Percentage ownership of PSB Common Shares outstanding...................................            76.2%
          Percentage ownership of minority interests..............................................            23.8%
                                                                                                   ----------------
                Total ownership interest..........................................................           100.0%
                                                                                                   ================

                             PS BUSINESS PARKS, INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For the Year Ended December 31, 1997
                                   (Unaudited)
                  (Amounts in thousands, except per share data)


                                                                                 PSB
                                               ---------------------------------------------------------------------------


                                                                       Pro Forma Adjustments
                                                          -------------------------------------------
                                                          Acquisition of    Acquisition of
                                                            real estate     real estate from      Other          PSB
                                                PSB       from affiliates    third parties     adjustments     Pre-Merger
                                           (Historical)      (Note 1)         (Note 2)          (Note 3)      (Pro forma)
                                           ------------   ---------------   ----------------- --------------  ------------
Revenues:
   Rental income:
     Commercial properties                  $   30,169     $    1,038      $   50,964        $        -      $   82,171
     Mini-warehouse properties                       -              -               -                 -               -
   Facility management fees                        956            (52)              -                 -             904
   Interest and other income                       453              -               -                 -             453
                                           ------------   ---------------   ----------------- --------------  ------------
                                                31,578            986          50,964                 -          83,528
                                           ------------   ---------------   ----------------- --------------  ------------
Expenses:
   Cost of operations:
     Commercial properties                      12,330            363          13,157                 -          25,850
     Mini-warehouse properties                       -              -               -                 -               -
   Cost of managing facilities                     189            (12)              -                 -             177
   Depreciation and amortization                 5,195             92          11,919                 -          17,206
   General and administrative                    1,461              -               -               300           1,761
   Interest expense                                  1              -           2,284                 -           2,285
                                           ------------   ---------------   ----------------- --------------  ------------
                                                19,176            443          27,360               300          47,279
                                           ------------   ---------------   ----------------- --------------  ------------
   Income (loss) before minority interest
      in income                                 12,402            543          23,604              (300)         36,249
   Minority interest in income (Note 7)         (8,566)             -               -              (678)         (9,244)
                                           ------------   ---------------   ----------------- --------------  ------------

   Net income (loss)                            $3,836           $543         $23,604             $(978)        $27,005
                                           ============   ===============   ================= ==============  ============

   Net income per share (Note 4 and 6):
       Basic                                $     1.23                                                       $     1.26
                                           ============                                                       ============
       Diluted                              $     1.23                                                       $     1.26
                                           ============                                                       ============
   Weighted average shares (Note 4 and 6):
       Basic                                     3,117                                                           21,352
                                           ============                                                       ============
       Diluted                                   3,117                                                           21,352
                                           ============                                                       ============


                             PS BUSINESS PARKS, INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For the Year Ended December 31, 1997
                                   (Unaudited)
                  (Amounts in thousands, except per share data)




                                                              Pro Forma
                                                               Merger
                                                             Adjustments
                                                             ------------
                                                             Exchange of
                                                              real estate         PSB
                                                PSP11         facilities      Post-Merger
                                             (Historical)      (Note 5)       (Pro forma)
                                            --------------   --------------  --------------
Revenues:
   Rental income:
     Commercial properties                  $    1,418      $    8,008       $   91,597
     Mini-warehouse properties                   6,143          (6,143)               -
   Facility management fees                          -            (471)             433
   Interest and other income                        82               -              535
                                            --------------   --------------  --------------
                                                 7,643           1,394           92,565
                                            --------------   --------------  --------------
Expenses:
   Cost of operations:
     Commercial properties                         682           3,271           29,803
     Mini-warehouse properties                   2,082          (2,082)               -
   Cost of managing facilities                       -             (93)              84
   Depreciation and amortization                 1,198             324           18,728
   General and administrative                      201               -            1,962
   Interest expense                                  -               -            2,285
                                            --------------   --------------  --------------
                                                 4,163           1,420           52,862
                                            --------------   --------------  --------------
   Income before minority interest in
     income                                      3,480             (26)          39,703
   Minority interest in income (Note 7)              -            (248)          (9,492)
                                            --------------   --------------  --------------

   Net income (loss)                            $3,480           $(274)         $30,211
                                            ==============   ==============  ==============

   Net income per share (Note 4 and 6):
       Basic                                                                 $     1.28
                                                                             ==============
       Diluted                                                               $     1.28
                                                                             ==============
   Weighted average shares (Note 4 and 6)
       Basic                                                                     23,636
                                                                             ==============
       Diluted                                                                   23,636
                                                                             ==============


     See Accompanying Notes to Pro-Forma Consolidated Statements of Income.

                             PS BUSINESS PARKS, INC.
              NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                      For the Year Ended December 31, 1997
                                   (Unaudited)




1. ACQUISITION OF REAL ESTATE FACILITIES FROM AFFILIATES (THE "ACQUIRED PROPERTIES")
          ----------------------------------------------------------------------

          On April 1, 1997, the Operating Partnership acquired four commercial properties from PSI in exchange for 1,480,968 OP Units.

     The  following  pro  forma  adjustments  have  been  made to the pro  forma
     consolidated   statements  of  income  to  reflect  the  above  as  if  the transaction was completed as of January 1, 1997:

                                                                                                      (in 000's)
                                                                                                     ------------
     *    Rental income has been increased to reflect:
          *    the pro  forma  rental  income as if the real  estate  facilities acquired on April 1, 1997 were owned by PSB throughout the entire
               period........................................................................         $    4,127
          *    less the rental income with respect to these properties  included
               in PSB's historical amounts...................................................             (3,089)
                                                                                                     ------------
                    Total incremental rental income..........................................         $    1,038
                                                                                                     ============

          *   Facility  management  fee income has been  decreased to eliminate
              PSB's historical  management fee income (5% of rental income) with respect to the commercial properties acquired on April 1, 1997, as
              such fee is not collected on owned facilities..................................         $      (52)
                                                                                                     ============

     *    Cost of operations has been increased as follows:
          *    To reflect the pro forma cost of operations as if the real estate facilities acquired on April 1, 1997 were owned by PSB throughout
               the entire full period........................................................         $    1,227
          *    The  above   adjustment   excludes   facility   management  fees,
               accordingly,  a pro forma adjustment has been made to reflect the
               actual cost of management.....................................................                 41
          *    To  eliminate  cost of  operations  included in PSB's  historical
               amounts.......................................................................               (905)
                                                                                                     ------------
                     Total incremental cost of operations....................................         $      363
                                                                                                     ============

     *    Cost of managing  facilities has been decreased to eliminate the costs associated  with  the  management  fee  income  with  respect  to  the properties  acquired on April 1, 1997. The reduction in management fee income will result in a reduction in cost of  operations  with respect
          to facility management.............................................................         $      (12)
                                                                                                     ============

     *    Depreciation   has  been   increased   to  reflect   the   incremental
          depreciation of the commercial properties acquired on April 1, 1997................         $       92
                                                                                                     ============

2.        ACQUISITION OF REAL ESTATE FACILITIES FROM THIRD PARTIES
          --------------------------------------------------------

          During 1997 and 1998, PSB has completed the acquisition of several properties:

     * Baldon Properties: In July 1997, PSB issued 2,025,769 shares of common stock primarily to PSI for cash totaling $33,310,000. PSB used substantially all of the proceeds to acquire two commercial properties in July 1997 from an unaffiliated third party for $33,800,000 in cash.

     * Largo Property: On September 24, 1997, PSB acquired one commercial property for an aggregate cost of $10,283,000, consisting of $9,959,000 cash and the issuance of 14,384 OP units having a value of $324,000.

     * On December 10, 1997, PSB purchased a commercial property (the "Northpointe Property") for $3,854,000, consisting of cash of $3,554,000 and the issuance of 13,111 OP units having a value of $300,000.

     * Acquiport Properties: On December 24, 1997, PSB completed a transaction where PSB issued 1,785,007 OP Units and 3,504,758 shares of PSB common stock to a subsidiary of a state pension fund, and the subsidiary of the state pension fund, through a merger and contribution, transferred to PSB six commercial properties ($118,655,000) and $1,000,000 cash. The Company incurred $3,300,000 in transaction costs. In January 1998, the subsidiary of the state pension fund exercised its option to convert the OP units into shares of PSB common stock.

     *    On  January  13,  1998,  PSB  purchased  a  commercial  property  (the
          "Ammendale   Property")  for   $22,518,000,   consisting  of  cash  of
          $22,325,000 and the issuance of 8,428 OP units having a value of $193,000.

     * March Acquisition Properties: In March 1998, PSB purchased two commercial properties from unaffiliated third parties for an aggregate cost of $32,916,000 consisting of cash totaling $17,377,000, the issuance of 44,250 OP Units having a value of $1,013,000 and the assumption of $14,526,000 of mortgage debt.

     * On May 4, 1998, PSB acquired the Principal Properties for an aggregate cost of approximately $190.5 million in cash. PSB financed the acquisition costs through the use of available cash, cash proceeds from the issuance of common stock in May 1998, and borrowings from an affiliate.

     * On June 11, 1998, PSB acquired two commercial properties (the "Northpointe Properties") for an aggregate cost of $7,323,000 consisting of $3,442,000 in cash, $3,678,000 in debt assumption and the issuance of 8,882 OP Units having a value of $203,000.

     *    On June 17, 1998,  PSB acquired a commercial  property  (the  "Gunston
          Property")  for  an  aggregate  cost  of  $21,820,000   consisting  of
          $10,049,000 in cash and $11,771,000 in debt assumption.

     * On September 30, 1998, PSB acquired the Spectrum 95 property for an aggregate cost of $8,473,000 consisting of $8,317,000 in cash and the issuance of 6,540 OP Units having a value of $156,000.

     The following pro forma adjustments have been made to reflect the operations of these properties as if such properties had been acquired at the beginning of the year:

                                                                                                      (in 000's)
                                                                                                     ------------
     *    Rental  income  has been  increased  to reflect  the pro forma  rental income of the  properties,  as if these  facilities  were owned by PSB throughout 1997:
          *    Rental income for 1997 for the following properties:
                    Baldon properties........................................................          $  6,570
                    Largo property...........................................................             1,343
                    Acquiport  properties.....................................................           14,813
                    Northpointe Property.....................................................               631
                    Ammendale Property.......................................................             2,883
                    March Acquisitions.......................................................             3,916
                    Principal Properties.....................................................            19,861
                    Northpointe Properties...................................................               930
                    Gunston Property.........................................................             2,299
                    Spectrum 95 Property.....................................................               850

          *    Less:  the  portion  of  rental  income  with  respect  to  these
               properties which has been included in PSB's historical amounts................            (3,132)
                                                                                                    ------------
                                                                                                       $ 50,964
                                                                                                    ============
     *    Cost of operations has been increased to reflect the pro forma cost of operations  of  these  properties,  as  if  they  were  owned  by  PSB throughout the entire period presented:
          *    Cost of operations for the entire year's  properties'  historical operations:
                    Baldon...................................................................           $ 2,280
                    Largo....................................................................               367
                    Acquiport Properties.....................................................             3,059
                    Northpointe Property.....................................................               125
                    Ammendale Property.......................................................               640
                    March Acquisitions.......................................................             1,089
                    Principal Properties.....................................................             4,160
                    Northpointe Properties...................................................                76
                    Gunston Property.........................................................               383
                    Spectrum 95 Property.....................................................               183
     *    Less:  the  portion  of cost  of  operations  with  respect  to  these
          properties which has been included in PSB's historical amounts.....................            (1,157)
     *    Plus: Pro forma adjustment to reflect additional  estimated  personnel
          cost to manage the facilities and property taxes...................................             1,852
                                                                                                    ------------
                                                                                                        $13,157
                                                                                                    ============
     *    Depreciation has been increased to reflect a full year's  depreciation
          expense............................................................................          $ 11,919
                                                                                                    ============

     *    Interest expense has been increased to reflect the historical interest expense  for  each  of  the  periods  presented  with  respect  to the
          assumption of mortgage notes payable...............................................          $  2,284
                                                                                                    ============


3.        OTHER PRO FORMA ADJUSTMENTS

                                                                                                      (in 000's)
                                                                                                     ------------
     *    A  pro  forma  adjustment  has  been  made  to  increase  general  and administrative  expense to reflect  additional  costs with  respect to
          payroll as PSB hires acquisition and executive personnel..........................          $    300
                                                                                                    ============

     *    Many of the  properties  acquired  were  acquired by the  consolidated
          Operating  Partnership in exchange for OP Units of PSB. Such ownership interests are  represented  as minority  interest in the  consolidated financial  statements.  Accordingly,  a pro forma  adjustment has been made  to  increase  "Minority  interest  in  income"  to  reflect  the incremental income associated with pro forma adjustments  allocable to the minority  interest  (representing  the difference  between the pro forma amounts less the historical amounts included in PSB's historical
          financial statements).............................................................           $  (678)
                                                                                                    ============

4. NET INCOME PER COMMON SHARE (PSB PRE-MERGER PRO FORMA) HAS BEEN COMPUTED AS FOLLOWS:
          ----------------------------------------------------------------------

           Historical net income.........................................................               $   3,836,000

           Historical weighted average shares............................................                   3,116,688

           Historical net income per share...............................................               $        1.23

           Pro forma net income..........................................................               $  27,005,000

           Pro forma weighted average shares (1).........................................                  21,352,213

           Pro forma net income per share................................................               $        1.26
           ------------------------------------------------------------------------------------------------------------
           (1)
           Historical weighted average shares (common and equivalents)...................                   3,116,688
           Adjusted for:

               Issuance  of  common  shares  in  July  1997 in  connection  with property acquisitions  (2,025,769 shares less 851,507 included in the historical
                  amounts)...............................................................                   1,174,262

               Issuance of common stock to subsidiary of a state pension fund on
                  December  24,  1997  (3,504,758   shares  less  67,399  shares
                  included in the
                  historical amounts)....................................................                   3,437,359

               Issuance of common stock to subsidiary of a state pension fund in
                  connection with conversion of OP Units into common stock...............                   1,785,007

               Issuance of common stock in connection with the exercise of stock options                       39,023

               Pro forma issuance of common stock to institutional investors.............                   6,774,074

               Pro forma issuance of common stock to the public .........................                   5,025,800
                                                                                                         --------------

                    Total Pre-Merger pro forma weighted average shares...................                  21,352,213
                                                                                                         ==============

5.   PRO FORMA MERGER ADJUSTMENTS - EXCHANGE OF PROPERTIES:
     ------------------------------------------------------

     Concurrent  with the Merger,  PSP11  exchanged 11  mini-warehouses  and two
     properties  that  combine   mini-warehouse  and  commercial  space  for  11
     commercial properties owned by PSI.

                                                                                                      (in 000's)
                                                                                                     ------------
     *    Rental income- commercial properties has been increased to reflect the rental  income with respect to the 11 commercial  properties  received
          through the Exchange..............................................................         $    8,008
                                                                                                     ============

     *    Rental  income-  mini-warehouses  has been  decreased to eliminate the rental income with respect to the 11 mini-warehouse facilities and two properties that combine  mini-warehouse  and commercial space given up
          through the Exchange..............................................................         $   (6,143)
                                                                                                     ============

     *    A pro forma adjustment has been made to facility management fees to:
          *    eliminate the historical  facility  management fees related to 11 commercial  properties  acquired in the Exchange as such fee will
               no longer be charged to these properties as PSB will own them................         $     (400)
          *    eliminate the historical  facility management fees related to the
               two commercial properties of PSP11 acquired in the Merger....................                (71)
                                                                                                     $     (471)
                                                                                                     ============
     *    A pro forma adjustment has been made to cost of operations to:
          *    eliminate  historical  management  fees  paid  to PSB  to  manage
               PSP11's  two   commercial   properties   which  are  included  in
               historical  amounts  and as a result of the Merger will no longer
               be incurred.................................................................           $     (71)
                                                                                                     ------------
          *    reflect the cost of operations  of the 11  commercial  properties
               acquired in the Exchange (before cost of management)........................                3,249
          *    reflect  the  cost  of  management  for  PSP11's  two  commercial properties  and  the 11  commercial  properties  acquired  in the
               Exchange....................................................................                   93
                                                                                                     ------------
                                                                                                      $    3,271
                                                                                                     ============

     *    Cost of  operations-  mini-warehouses  has been decreased to eliminate
          the  cost  of  operations  with  respect  to  the  11   mini-warehouse
          facilities  and  two  properties  that  combine   mini-warehouse   and
          commercial space given up through the Exchange...................................           $   (2,082)
                                                                                                     ============

     *    Cost of  managing  facilities  has been  decreased  to  eliminate  the historical  cost of managing the two PSP11  commercial  properties and the 11 commercial properties acquired in the Exchange,  such costs are
          reclassified to Cost of operations- commercial properties.........................          $      (93)
                                                                                                     ============

                                                                                                      (in 000's)
                                                                                                     ------------
     *    A pro  forma  adjustment  has been  made to  depreciation  expense  to reflect the:

          *    Eliminate  the   historical   depreciation   expense  of  PSP11's
               facilities...................................................................          $   (1,198)
          *    Record  depreciation  expense  based on the acquired  cost of the remaining PSP11  facilities  ($47,553,000  cost, 20% allocated to land,  the remaining  cost  allocated to  buildings,  depreciated
               straight-line over 25 years).................................................               1,522
                                                                                                     ------------
                                                                                                      $      324
                                                                                                     ============
          *    A pro forma  adjustment  has been made to increase  the  minority interests'  share of  income  based  upon its pro rata  ownership
               interest in the above pro forma adjustments..................................          $     (248)
                                                                                                     ============



6.        POST-MERGER  PRO FORMA NET INCOME  PER SHARE OF COMMON  STOCK HAS BEEN.
          COMPUTED AS FOLLOWS:
          ----------------------------------------------------------------------

                                                                                                              Year Ended
                                                                                                           December 31, 1997
                                                                                                           -----------------

           Post-Merger pro forma net income.......................................................          $   30,211,000


           Post-Merger pro forma weighted average common shares (1) ..............................              23,635,650

           Pro forma net income per share.........................................................          $         1.28

           ----------------------------------------------------------------------------------------------------------------
           (1)
           Pre-Merger pro forma weighted average shares from Note 4 above..........................             21,352,213

           Issuance of common stock to PSP11's Series A common shareholders .......................              1,713,782

           Issuance of common stock to PSP11's Series B and C common shareholders..................                569,655
                                                                                                              --------------


           Post-Merger pro forma weighted average shares...........................................             23,635,650
                                                                                                              ==============

7.        MINORITY INTEREST:

          Minority interest represents ownership interests of OP Units in the consolidated Operating Partnership which are not owned by PSB. The OP
          Units,  subject  to certain  conditions  of the  Operating  Partnership
          Agreement, are convertible into Common Shares of PSB on a one-for-one basis. Pro forma weighted average OP Units outstanding during each period owned by minority interests totaled 7,400,951. The following table summarizes the ownership interests:

                                                                                                              Year Ended
                                                                                                           December 31, 1997
                                                                                                           ------------------
           Pro forma PSB Common Shares outstanding.................................................             23,635,650
           Pro forma OP Units owned by minority interests which are convertible into PSB Common
             Shares.............................................................................                 7,400,951
                                                                                                              --------------
           Total PSB Common Shares outstanding assuming conversion of OP Units.....................             31,036,601
                                                                                                              ==============

           Percentage ownership of PSB Common Shares outstanding...................................               76.2%
           Percentage ownership of minority interests..............................................               23.8%
                                                                                                              --------------
                Total ownership interest...........................................................              100.0%
                                                                                                              ==============

                                       37